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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


      (Date of Report): Date of earliest event reported: November 19, 2001


                            KEY ENERGY SERVICES, INC.
               (Exact name of registrant as specified in charter)


         MARYLAND                     1-8038                    04-2648081
 (State of Incorporation)      (Commission File Number)       (IRS Employer
                                                            Identification No.)


                  6 Desta Drive, Suite 5900, Midland, TX 79705
               (Address of Principal Executive Offices) (Zip Code)

                                 (915) 620-0300
               Registrant's telephone number, including area code


             Two Tower Center, 20th Floor, East Brunswick, NJ 08816 (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

      J. Robinson West was appointed to the Board of Directors of Key Energy Services, Inc. to fill a vacancy. See recent press release attached hereto as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (a)     Financial Statements of Business Acquired.

          None.

  (b)     Pro Forma Financial Information

          None.

  (c)     Exhibits.

          99.1 -  Press Release dated November 26, 2001.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     KEY ENERGY SERVICES, INC.


November 26, 2001                    By: /s/ Francis D. John
                                         -------------------------------------
                                         Francis D. John
                                         President and Chief Executive Officer